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ALLMERICA/SELECT               First Allmerica Financial Life Insurance Company
                                        440 Lincoln Street, Worcester, MA 01653
Variable Annuity Application                           Allmerica Select Charter
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 1 MY INVESTMENT                How much I want to invest.
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 I am investing $________________ in Allmerica Select.
 (Minimum $25,000. Make check payable to Allmerica Financial.)

 If IRA, Roth, or SEP-IRA application, this payment is a (check one):

 / / Rollover/Conversion          / / Trustee to Trustee Transfer
 / / Regular, Roth, or SEP-IRA Payment for Tax Year _________

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 2 WHERE                   Where I want my money invested.
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 Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages. You may invest in 17 accounts over the life of the contract.

 _____ % Select Emerging Mkts. _____ % Select Gr. & Inc.
 _____ % Select Int'l Equity   _____ % Fidelity VIP Eq. Inc.
 _____ % T. Rowe Price Int'l   _____ % Fidelity VIP High Inc.
 _____ % Select Aggr. Growth   _____ % Select Income
 _____ % Select Capital Appr.  _____ % Allmerica Money Mkt.
 _____ % Select Value Opp.     _____ % Fixed Acct (Rate
 _____ % Select Growth                 Guar. for 1 Yr from
 _____ % Select Strategic Gr.          date of payment)
 _____ % Fidelity VIP Growth
 Guarantee Period Accounts ($1,000 minimum per Account)
 ____ % 3 Year  ____ % 6 Year  ____ % 8 Year
 ____ % 5 Year  ____ % 7 Year  ____ % 9 Year  ____ % 10 Year
 MODEL PORTFOLIOS
 / / Accumulator  / / Builder  / / Provider  / / Saver  / / Preserver

 TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.

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 3 ACCOUNT REBALANCING
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 / / I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2.
     / / Monthly      / / Quarterly     / / Semi-Annually     / / Annually
 (Automatic Account Rebalancing and Dollar Cost Averaging cannot be in effect simultaneously.)

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 4 DOLLAR COST AVERAGING
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 Select ONE account from which to transfer money.  Be sure you have allocated money to this account in Section 2.  Transfer $____________ ($100 Minimum)

 FROM / / Fixed Account OR / / Select Income* OR / / Money Market* (*This account cannot be selected in the allocation below.)
 EVERY   / / Month   / / Quarter   / / 6 Mos.   / / 12 Mos.
                               INTO:

 _____ % Select Emerging Mkts.       _____ % Select Strategic Gr.
 _____ % Select Int'l Equity         _____ % Fidelity VIP Growth
 _____ % T. Rowe Price Int'l         _____ % Select Gr. & Inc.
 _____ % Select Aggr. Growth         _____ % Fidelity VIP Eq. Inc.
 _____ % Select Capital Appr.        _____ % Fidelity VIP High Inc.
 _____ % Select Value Opp.           _____ % Select Income
 _____ % Select Growth               _____ % Allmerica Money Mkt.

                                    100    % TOTAL

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 5 THE OWNER                    PLEASE PRINT CLEARLY
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 If joint owners, one must be the annuitant.


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 Owner's First Name                  Middle                   Last


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 Joint Owner's First Name       Middle                   Last


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 Street Address


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 City                           State                    Zip

 (   )
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 Daytime Phone Number

       -       -                                /   /             / / M   / / F
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 Owner's Social Security Number           Date of Birth             Sex

       -       -                                /   /             / / M   / / F
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 Joint Owner's Social Security Number          Date of Birth             Sex


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 6 THE ANNUITANT              PLEASE PRINT CLEARLY
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 Complete this section if the annuitant is someone other than the owner, OR if joint owners were entered in Section 5.

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 Annuitant's First Name              Middle                   Last


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 Joint Annuitant's First Name        Middle                   Last


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 Street Address


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 City                           State                    Zip

 (   )
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 Daytime Phone Number

       -       -                                /   /             / / M   / / F
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 Annuitant's Social Security Number       Date of Birth             Sex

       -       -                                /   /             / / M   / / F
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 Joint Annuitant's Social Security Number    Date of Birth              Sex

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 7 BENEFICIARY                   PLEASE PRINT CLEARLY
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 If joint owners, the survivor is primary beneficiary unless otherwise indicated below.


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 Name of Primary Beneficiary                             Relationship to Owner


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 Name of Contingent Beneficiary                     Relationship to Owner

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 8 OPTIONAL RIDER
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 I elect:
 / / Enhanced Death Benefit Rider
 / / ____________________________________________


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 9 TYPE OF ACCOUNT TO BE ISSUED
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 9a     / / NON-QUALIFIED, OR
 9b     / / TAX-QUALIFIED PLAN
        (Check ONLY one.)
        / / Regular IRA   / / Roth IRA   / / 401(k) Rollover
        / / Employer-established SEP-IRA*
        / / Pension/Profit Sharing (401(a))*
        / / Tax-Sheltered Annuity Plan (Section 403(b))*
        / / Deferred Compensation Plan (Section 457)
       *Attach required additional forms.

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 10 REPLACEMENT
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 Will the proposed contract replace any existing annuity or life insurance
 policy?  / / Yes   / / No
 (If yes, list company name and policy number.)

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 11 SIGNATURES
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 I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT; AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR DOWNWARD ADJUSTMENT.

 / / Please send me a Statement of Additional Information (SAI).


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 Signed at City                           State               Date

 X
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 Signature of Owner

 X
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 Signature of Joint Owner

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FOR REGISTERED REP USE ONLY
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 Does the contract applied for replace an existing annuity or life insurance policy?
 / / Yes  / / No

 If yes, attach replacement forms as required.

 As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

 Based on the information furnished by the Owner in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.




 X
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 Signature of Registered Representative


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 Print Name of Registered Representative


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 Telephone                                               Registered Rep #


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 E-Mail Address                                          TR Code


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 Name of Broker/Dealer                                                 Branch #


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 Branch Office Street Address for Contract Delivery


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 City                                          State               Zip


Remarks:
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 FOR HOME OFFICE USE ONLY
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        ALLMERICA SELECT - FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                      440 LINCOLN STREET - WORCESTER, MA 01653





AS-495HI, NY